INDEX OF DEFINED TERMS

(includes defined terms through Schedule A; excludes terms defined in Schedule C solely for Schedule C) Term	Location
1933 Act	Schedule A

EXHIBIT (j)(3)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and  Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.  Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ John F. Giblin		February 21, 2017
Signature		Date

Name:	John F. Giblin

Title:	Independent Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.  Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Michael J. Mizeur		February 21, 2017
Signature		Date

Name:	Michael J. Mizeur

Title:	Independent Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.  Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Michael A. Murray		February 20, 2017
Signature		Date

Name:	Michael A. Murray

Title:	Trustee